Securities Act Registration No. 333- 146077

Investment Company Act Registration No. 811- 22119

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Pre-Effective Amendment No._ __

☐

Post-Effective Amendment No6

☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940

☐

Amendment No._7__

☒

 (Check appropriate box or boxes.)

American Israeli Shared Values Trust

(Exact Name of Registrant as Specified in Charter)

 P.O. Box 153New York, New York  10028

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (866) 745-5955

Jamia C. Jasper

P.O. Box 153

New York, New York  10028

 (Name and Address of Agent for Service)

With copy to:

Don Mendelsohn

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

Immediately upon filing pursuant to paragraph (b)

x On [March 31, 2012] pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Israeli Shared Values Trust

PROSPECTUS

MARCH 31, 2012

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

AISHX

AmerIsrael Capital Management, LLC

New York, NY

1-866-745-5955

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION

Investment Objective

1

Fees and Expenses of the Fund

1

Principal Investment Strategies

2

Principal Risks

2

Performance

4

Portfolio Management

5

Buying and Selling Fund Shares

5

Tax Information

5

Payments to Broker-Dealers and Other Financial Intermediaries

5

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Principal Strategies

6

The Fund’s Principal Risks

7

Other Information About the Fund

9

HOW TO BUY SHARES

Opening an Account

9

Purchasing Shares

9

Minimum Investments

11

Automatic Investment Plans

11

Other Purchase Information

11

HOW TO REDEEM SHARES

Redeeming Shares

12

Redeeming by Mail

12

Telephone Redemptions

13

Redemptions In-Kind

13

Redemption Fee

13

Additional Redemption Information

14

DISTRIBUTION PLAN

14

VALUING THE FUND’S ASSETS

14

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

15

Taxes

15

MANAGEMENT OF THE FUND

15

SHAREHOLDER STATEMENTS AND REPORTS

16

FINANCIAL HIGHLIGHTS

18

PRIVACY POLICY

20

FOR MORE INFORMATION

Back Cover

American Israeli Shared Values

Capital Appreciation Fund

SUMMARY SECTION

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of the amount redeemed within 90 days of purchase)

2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.75%

Distribution (12b-1) Fee

0.25%

Other Expenses

0.00%

Acquired Fund Fees and Expenses

0.01%

Total Annual Fund Operating Expenses

2.01%

Fee Waiver(1)

0.52%

Total Annual Fund Operating Expenses After Fee Waiver

1.49%

(1) The Adviser has contractually agreed to waive certain expenses so that the Fund’s Total Annual Fund Operating Expenses (exclusive of any taxes, interest, brokerage commissions, 12b-1 fees, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 1.23% through March 31, 2013.  This waiver of fees can only be terminated by the Board of Trustees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year                  3 years            5 years           10 years

152	580	1035	2296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of Israeli companies and American companies that have an economic interest in or connection to the Jewish State. Equity securities, for this purpose, include common stock, preferred stock, warrants, rights, American Depository Receipts (ADRs) and shares of other investment companies, including exchange traded funds (ETFs) that invest primarily in such Israeli and American companies.This strategy may be changed, but only after providing shareholders 60 days advance notice.

The investment adviser will select securities through the use of fundamental equity analysis.  The investment adviser attempts to identify companies that it believes will experience growth in earnings, cash flow or revenues that are, in the judgment of the investment adviser, priced at attractive valuations.The investment adviser attempts to find securities whose favorable dynamics are not reflected in their share prices.

The Fund may invest in the equity securities of companies with any market capitalization.  The Fund will generally sell a security when, in the investment adviser’s opinion, the share price fully reflects the company’s value, when prospects for the company are less favorable or when there are better investment opportunities elsewhere.  Securities may also be sold if the issuer ceases to have an economic interest in or connection to Israel, or if the investment adviser determines that the issuer has policies or operations that are detrimental to the state of Israel. Securities may also be sold from the Fund to meet redemption requests.

The investment adviser may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options on stocks or an index. The Fund may also write (sell) covered call options on stocks owned by the Fund.

PRINCIPAL RISKS

Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down.  You could lose money.  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.  Below are some specific risks of investing in the Fund.

Foreign Investment Risk.  Foreign investments, including ADRs, may be riskier than U.S. investments formany reasons, such as changes in currency exchange rates and unstable political, social and economic conditions.  Because the Fund makes foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Geographic Risk.  Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because the Fund focuses on a single country (Israel) it is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund.

Geopolitical and Terrorism Risks.  Israel has a history of hostile relations with several countries in the Mid-East region.  Actual hostilities or the threat of future hostilities may cause significant volatility in the share price of companies based in, or having significant operations in Israel.

Individual Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Investments in Other Investment Companies Risk.  Investments in other investment

companies, including ETFs, (which may, in turn invest in equities, bonds, and other   financial vehicles) may involve duplication of investment advisory fees and certain other   expenses.  Investments in ETFs are also subject to brokerage and other trading costs,   which could result in greater expenses to the Fund.

Investment Policy and Philosophy Risk.  The Fund’s policy of investing primarily in

Israeli-based and Israel-friendly companies may inhibit the Fund’s ability to participate   in certain attractive investment opportunities.

Investment Style Risk.  The investment adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or an individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the investment adviser’s judgment will produce the desired results.

Option Risk.  Purchasing put options against the Fund’s stock portfolio is an expense that lowers the net returns of the Fund.  Selling (writing) call options against the Fund’s stock portfolio will limit the potential gain on the stock in a rising market.

Sector and Concentration Risks.  As Israel is not abundant in natural resources,

many

of the publicly traded companies in Israel are concentrated in the information technology,   telecommunications, and healthcare sectors. As such, the Fund may be over-  weighted in companies in these sectors.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors. All stocks are subject to these risks.

PERFORMANCE

The bar chart below shows how the Fund’s investment results have varied from year to year.  The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.  This information provides some indication of the risks of investing in the Fund.  Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future.

Annual Total Return (periods ended December 31st)

During the period shown in the bar chart, the highest quarterly return was 18.89%  for the quarter ended June 2009 and the lowest quarterly return was -26.66% for the quarter ended December 2008.

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception 12/12/07

Return Before Taxes	-14.92%	-7.36%
Return After Taxes on Distributions	-14.92%	-7.37%
Return After Taxes on Distributions and Sale of Fund Shares	-9.70%	-6.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-1.79%
Blended Index which is a 50/50 blend of the S&P 500 Index and the Tel Aviv 100 Index (reflects no deduction for fees, expenses or taxes)	-8.98%	-2.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

PORTFOLIO MANAGEMENT

Investment Adviser – AmerIsrael Capital Management, LLC

Portfolio Manager

Jamia C. Jasper, President of the Fund's investment adviser, has been the Fund's portfolio manager since the Fund's inception.

BUYING AND SELLING FUND SHARES

Minimum Initial Investment

To Place Orders

$1,000 for all accounts

By Mail:

American Israeli Shared Values Capital

              Appreciation Fund

c/o Mutual Shareholder Services

8000 Towne Centere Drive, Suite 400

Broadview Heights, OH  44147

By Phone:

866-745-5955

Minimum Subsequent Investment

$100 for all accounts

You may sell or redeem shares through your dealer or financial adviser, by writing to the address above, or by telephone at the number above.

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL  INFORMATION ABOUT THE FUND'S PRINCIPAL STRATEGIES AND RISKS

THE FUND'S PRINCIPAL STRATEGIES

The Fund will invest primarily in equity securities of Israeli companies and American companies having an economic interest in or connection to Israel.  "Israeli companies" are defined by the investment adviser as companies headquartered in Israel, companies with principal operations in Israel or companies whose securities trade on the Tel Aviv Stock Exchange ("TASE"), "American companies with an economic interest in or connection to Israel" are defined by the investment adviser as American companies that derive a material portion of their revenues (generally at least 25%) from the sale of goods in Israel, provide services in Israel, utilize any Israeli natural resources in the manufacture or production of goods or import any component parts used in the manufacture or production of  goods.  This strategy may be changed, but only after providing shareholders 60 days advance notice.

The investment adviser will select securities through the use of fundamental equity analysis.  The investment adviser attempts to identify companies that it believes will experience growth in earnings, cash flow or revenues that are, in the judgment of the investment adviser, priced at attractive valuations.  These companies tend to have a unique market niche, innovative products, or talented management.  The investment adviser attempts to find securities whose favorable dynamics are not reflected in their share prices.

The Shared Values Fund may invest in the equity securities of companies with any market capitalization.  The Fund will generally sell a security when, in the investment adviser’s opinion, the share price fully reflects the company’s value, when prospects for the company are less favorable or when there are better investment opportunities elsewhere.  Securities may also be sold if the issuer ceases to have an economic interest in or connection to Israel (as defined above).    Securities may also be sold from the Fund to meet redemption requests.

Under normal circumstances, the Shared Values Fund will invest at least 80% of its assets in the equity securities of Israeli companies and American companies  that have an economic interest in or connection to the Jewish State. Equity securities, for this purpose, include common stock, preferred stock, warrants, rights, American Depository Receipts (ADRs) and shares of other investment companies, including exchange traded funds (ETFs).  Shareholders will be given at least 60 days advance notice if this policy is changed.

The Fund will not hold securities of companies that the investment adviser has identified as having policies or operations that are detrimental to the State of Israel.  In the event the investment adviser determines that a security held by the Fund is inappropriate for the foregoing reason, the Fund will sell the security and the investment adviser will notify the company that the Fund has sold the security  and the reasons for the sale.

The investment adviser may seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by acquiring put options on stocks or an index. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a predetermined price (exercise price) within a given time frame in exchange for a premium paid. The value of put options generally increases as stock prices decrease. The Fund will consider acquiring put options against an index if it determines that doing so will be a more effective hedge than acquiring puts against individual stocks.  Generally, the exercise price at the time the option is acquired will be considerably lower than the price of the stock or index.

The Fund may also write (sell) covered call options on stocks owned by the Fund.  The purchaser of the option has the right to buy that stock from the Fund at a predetermined price (exercise price) during the life of the option.  The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written.  Generally, the exercise price at the time the option is written will be considerably higher than the price of the stock.

THE FUND'S PRINCIPAL RISKS

All mutual funds carry a certain amount of risk.  The Fund's returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Below are some specific risks of investing in the Fund.

Foreign Investment Risk.  Foreign investments, including ADRs, may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments.  Because the Fund makes foreign investments, its share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Geopolitical and Terrorism Risks.  Israel has a history of hostile relations with several countries in the Mid-East region.  Israel and its citizens are also the target of periodic acts of terrorism that have the potential to disrupt economic activity in the country.  Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel.  Actual hostilities or the threat of future hostilities may cause significant volatility in the share price of companies based in, or having significant operations in Israel.

Geographic Risk.  Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. Because the  Fund focuses on a single country (Israel) it is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as in the Middle East, can be interdependent and may decline all at the same time.

Individual Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Investments in Other Investment Companies Risk.  Investments in other investment companies, including ETFs, (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of investment advisory fees and certain other expenses.  The Fund is dependent upon the investment company or ETF to achieve its stated investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting a Fund’s performance.

Investment Policy and Philosophy Risk.  The Fund’s policy of investing primarily in Israeli-based and Israel friendly companies may inhibit the Fund’s ability to participate in certain attractive investment opportunities.

Investment Style Risk.  The investment adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or an individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the investment adviser’s judgment will produce the desired results.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Option Risk.  Purchasing put options against the Fund’s stock portfolio is an expense that lowers the net returns of the Fund.  Selling (writing) call options against the Fund’s stock portfolio will limit the potential gain on the stock in a rising market. The option premiums could increase or decrease causing the Fund to lose money on its options investments or limit the potential income from option writing.

Sector and Concentration Risks.  As Israel is not abundant in natural resources,

many of the publicly traded companies in Israel are concentrated in the information technology, telecommunications, and healthcare sectors.  As such, the Fund may be over-weighted in companies in these sectors.  The Fund may have difficulty finding attractive investment opportunities in natural resource-based companies.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, political events and numerous other factors. All stocks are subject to these risks.

OTHER INFORMATION ABOUT THE FUND

The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance notice of any changes.  Information about the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions.  Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

 HOW TO BUY SHARES

OPENING AN ACCOUNT

The Fund is a series of American Israeli Shared Values Trust (the "Trust") and you may purchase shares directly from the Trust.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with the Trust to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-866-745-5955 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call 1-866-745-5955.

PURCHASING SHARES

You may buy shares on any “business day.”  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at net asset value (“NAV”) per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.  Because the Fund invests in securities that trade on foreign exchanges, the net asset value of the Fund's shares may change on days when you will not be able to purchase or redeem shares.

If you are purchasing directly from the Trust, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

American Israeli Shared Values Capital Appreciation Fund

c/o Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH 44147

Purchase orders received in “proper form” by the Fund’s transfer agent before the close of  trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to American Israeli Shared Values Trust or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund's agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-745-5955 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The minimum initial investment is $1,000 for a non-qualified account or an individual retirement account and a minimum subsequent investment is $100.  You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund fall below the minimum initial investment due to redemptions.  For more information, please read “Additional Redemption Information”.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

AUTOMATIC INVESTMENT PLANS

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required initial investment.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund may invest a portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase.  For more information, please see “Redemption Fee” in this prospectus.

 HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-745-5955 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

American Israeli Shared Values Capital Appreciation Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

TELEPHONE REDEMPTIONS

You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-745-5955.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash.  However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund’s assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

REDEMPTION FEE

Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 2.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-866-745-5955.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders.  Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% of the average net assets of the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  The Fund’s Distribution was inactive until activated by the Board effective March 31, 2012.

 VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund may invest in ETFs and shares of other investment companies ("Underlying Funds").  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

 DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fund distributes dividends and capital gains annually.    These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Fund.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Fund’s transfer agent at 1-866-745-5955 or send a written notification to:

American Israeli Shared Values Capital Appreciation Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund anticipates that distributions will be primarily taxed as ordinary income.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

 MANAGEMENT OF THE FUND

The Investment Adviser

AmerIsrael Capital Management LLC (“AmerIsrael”) is the Fund’s investment adviser and makes the day-to-day investment decisions for the Fund.  AmerIsrael is located at P.O. Box 153,, New York, New York 10028.  AmerIsrael was established and registered as an investment adviser in 2007.

The Fund pays the investment adviser a fee equal to the annual rate of 1.75% of the Fund's average daily net assets.  For the fiscal year2011, the Fund paid the Adviser $39,873in advisory fees.  The investment adviser pays all of the operating expenses of the Fund except brokerage;  taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of non-interested person trustees; extraordinary expenses (such as acquired fund fees and expenses); and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the investment adviser. A discussion regarding the basis of the Board’s approval of the continuation of the management agreement is available in the Fund’s Annual Report to Shareholders.Effective March 31, 2012, the Adviser has agreed to voluntarily reduce its fees so that the Total Annual Fund Operating Expenses (exclusive of any taxes, interest, brokerage commissions, 12b-1 fees, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 1.23% through March 31, 2013.

AmerIsrael may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

The Portfolio Manager and Consultant

Jamia C. Jasper, President of AmerIsrael Capital Management, LLC, is the portfolio manager of the Fund and has been responsible for management of the Fund since its inception in December of 2007. Ms. Jasper is committed to ethical and socially responsible investing and is committing her own capital to establish and launch the fund and its investment adviser.

Ms. Jasper’s background includes nearly a decade in investments and financial services and several years as a staff member in the U.S. House of Representatives. From 2006 to present, Ms. Jasper has been involved in the creation and organization of the Fund and the adviser.  Ms. Jasper holds a BA in International Relations from the University of Southern California and an MBA from Cornell University.

The Fund’s Statement of Additional Information provides information about the compensation received by Ms. Jasper, other accounts that she manages and her ownership of Fund shares.

Mr. Adi Scop is aconsultant to the Adviser with respect to the American Israeli Shared Values Capital Appreciation Fund. From his home base in Tel Aviv, Israel, Mr. Scop provides research and analytical information regarding political, social and economic conditions in Israel that may affect the Fund’s investments.  He has served the Fund as a member of the Board of Trustees and as Audit Committee Chairman from November 2007 to February 2010.   Mr. Scop continues to serve as an interested Trustee of the Fund.

Mr. Scop’sinvestment background includes working at JP Morgan, as the CEO of Cheetah Securities, a hedge fund, and most recently as a financial services analyst at I.B.I. Investment House in Israel.  He holds a BS in Accounting and an MBA from Erasmus University in the Netherlands.  He also is a Certified Public Accountant and holds the following licenses: series 7 and 63 in the US and IMC (Investment Management Certificate) in the UK.

 SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family.  If you would like to receive separate mailings, please call 1-866-745-5955 and the Fund will begin individual delivery within 30 days after the Fund receives your instructions.

Annual reports will be prepared as of November30 and semi-annual reports as of May31 each year.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in the Fund’s electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-866-745-5955.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance during the period of its operations.  Certain financial information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

American Israeli Shared Values Capital Appreciation Fund

Financial Highlights

Selected data for a share outstanding throughout the period.

	Years Ended			Period Ended (a) 11/30/2008

	11/30/2011	11/30/2010	11/30/2009

Net Asset Value, at Beginning of Period	$ 7.91	$ 7.54	$ 5.54	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.04)	(0.02)	(0.01)	0.01
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.34)	0.39	2.02	(4.47)
Total from Investment Operations	(0.38)	0.37	2.01	(4.46)

Distributions:
Net Investment Income	-	-	(0.01)	-
Realized Gains	-	-	-	-
Total from Distributions	-	-	(0.01)	-

Proceeds from Early Redemption Fees (b)	- (c)	-	-	-

Net Asset Value, at End of Period	$ 7.53	$ 7.91	$ 7.54	$ 5.54

Total Return **	(4.80)%	4.91%	36.34%	(44.60)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,427	$ 1,480	$ 815	$ 312
Ratio of Expenses to Average Net Assets †	1.75%	1.75%	1.75%	1.75%***
Ratio of Net Investment Income/(Loss) to Average Net Assets †	(0.45)%	(0.30)%	(0.08)%	0.07% ***
Portfolio Turnover	13.19%	14.88%	17.85%	70.81%

(a) Commencement of operations began December 12, 2007.

(b) The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

(c) The amount is less than $0.005.

* Per share net investment income/(loss) has been determined on the basis of average number of shares outstanding during the period.

** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation does not reflect redemption fee.

*** Annualized

† These ratios exclude the impact of expenses of the underlying security holdings.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

American Israeli Shared Values Trust

American Israeli Shared Values Capital Appreciation Fund

Board of Trustees

Jamia Jasper, Chairman

Michael Landsman

Richard Chase

Adi Scop

Investment Adviser

AmerIsrael Capital Management, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services

Custodian

Huntington National Bank

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at 1-866-745-5955 or visit www.amerisraelfund.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E. Washington, D.C. 20549-0102.

Investment Company Act File No. 811-22119

AMERICAN ISRAELI SHARED VALUES TRUST

AMERICAN ISRAELI SHARED VALUES CAPITAL APPRECIATION FUND

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2012

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the American Israeli Shared Values Capital Appreciation Fund dated March 31, 2012.  A copy of the Prospectus can be obtained at no charge by writing the Fund c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147 or by calling the Fund at 1-866-745-5955.  The Fund’s prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

Description of the Trust and the Fund

1

Additional Information About the Fund’s Investments

2

Investment Strategies and Risks

2

Investment Restrictions

7

Management of the Fund

9

Code of Ethics

13

Distribution Plan

13

Control Persons and Principal Holders of Securities

14

Control Persons

14

Management Ownership

14

Investment Advisory and Other Services

14

Investment Adviser

14

Custodian

16

Fund Services

16

Independent Registered Public Accounting Firm

16

Anti-Money Laundering Program

16

Brokerage Allocation and Other Practices

17

Disclosure of Portfolio Holdings

18

Determination of Share Price

19

Redemption In-Kind

20

Tax Consequences

20

Proxy Voting Policies and Procedures

21

Financial Statements

21

DESCRIPTION OF THE TRUST AND FUND

The American Israeli Shared Values Capital Appreciation Fund (the “Fund”) was organized as a diversified series of the American Israeli Shared Values Trust (the “Trust”) on September 10, 2007 and commenced operations on December 12, 2007.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 20, 2007 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is AmerIsrael Capital Management, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus.  These same investments and techniques may be used by the underlying funds (“Underlying Funds”) in which the Fund invests.  Those investments and techniques that may utilized only by the Underlying Funds are identified.  Additional non-principal strategies and risks also are discussed here.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights, warrants, exchange traded  (ETFs) and other investment companies..  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

An ETF is an investment company that seeks to track theperformance of an index by holding in its portfolio either thecontents of the index or a representative sample of thesecurities in the index. ETFs are listed on national stockexchanges and are traded like stocks listed on an exchange.ETF shares potentially may trade at a discount or a premiumin market price if there is a limited market in such shares.Investments in ETFs are subject to brokerage and othertrading costs as the Advisers trade in and out of a fund, whichcould result in greater expenses to a Fund. They also aresubject to investment advisory and other expenses, which aFund would directly bear. Finally, because the value of ETFshares depends on the demand in the market, the Advisersmay not be able to liquidate a Fund’s holdings at the mostoptimal time, adversely affecting the Fund’s performance.

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Fund’s investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is not subject to the 3% Limitation if (i) the other investment company or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the other investment company ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund is present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options or  futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.  Short Sales.  The Fund will not make short sales of securities.

6.  80% Investment Policy.  Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities having the previously defined connection or nexus to Israel.  Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this Statement of Additional Information, the Fund is the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

Board Leadership Structure.  The Trust is led by Ms. Jamia C. Jasper, who has served as the Chairman of the Board and President (principal executive officer), since its inception in 2007.  Ms. Jasper is an interested person by virtue of her ownership interest in the Trust's investment adviser.  The Board of Trustees is comprised of Ms. Jasper, one other interested trustee and two Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.  The Trust has an Audit Committee with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust's  Declaration of Trust,  By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman and President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Fund and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised of Ms. Jasper, one other interested trustee and two Independent Trustees with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Ms. Jasper in her role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Ms. Jasper, President of the Trust's investment adviser, has served the Portfolio Manager for the Trust's Fund since its inception in 2007.  Ms. Jasper founded the Adviser in 2007.  Prior to founding the Adviser , Ms. Jasper was a Relationship Manager and Credit Analyst with Bank of New York.  Her knowledge of the investment Adviser's strategy, especially regarding Israeli companies, coupled with her experience as a credit analyst makes her an appropriate leader of the Board.

Mr. Michael Landsman has been a trustee of the Trust since its inception.  Mr. Landsman is president of Miggle Toys, Inc., a position he has held since 1992.  Mr. Landsman's experience as a chief executive officer of a company provides the Board with high-level experience in making business decisions as well as experience in marketing and business operations.

Mr. Adi Scop has been a trustee of the Trust since its inception.  Mr. Scop is an "interested trustee" by virtue of a consulting contract with the Adviser ..  Mr. Scop is currently a financial services analyst with I.B.I. Investment House, and was formerly Chief Executive Officer of Cheetah Securities.  His knowledge of the securities industry and markets, especially in Israel, make him a valuable member of the Board of Trustees.

Mr. Richard Chase has been a trustee of the Trust since 2008.  Mr. Chase is a Senior Business Adviser with Duff & Phelps, LLC and was formerly a Manager with American Credit and Ernst and Young.  His experience in analyzing companies and formulating business solutions makes him a valuable resource to the Board when reviewing the Fund financial statements and discussing business development regarding the Fund.  Mr. Chase's experience also provides the Board with important information regarding the marketing of the Fund as well as the economic trends observed in markets worldwide.

The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that collective experience of each Trustee makes them highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee

Michael G. Landsman 1384 Sheridan Road Highland Park, IL 60035 1936	Trustee	Indefinite/ November 2007 to Present	President, Miggle Toys, Inc., 1992 to Present.	1	None

Richard Chase 655 Deerfield Road Suite 100-219 Deerfield, IL 60015 1968	Trustee	Indefinite/November 2008 to Present	Senior Business Adviser , Duff & Phelps, LLC, 2008 to Present. Manager, American Capital, Ltd., 2007 to 2008. Manager, Ernst & Young, LLP, 2005 to 2007.	1	None

1The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.  Jamia C. Jasper is an "interested person" of the Trust by virtue of her controlling ownership of the investment Adviser to the Trust.  Adi Scop is an "interested person" of the Trust by virtue of having a material business relationship with the Trust's investment Adviser ..

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Jamia C. Jasper P.O. Box 153 New York, New York 10028 1969	President, Chairman and Trustee, Chief Compliance Officer, Anti-Money Laundering Compliance Officer, Secretary, Chief Financial Officer and Treasurer	Indefinite/ September 2007 to Present	Portfolio Manager and President, AmerIsrael Capital Management, LLC 2006 to Present.	1	None
Adi Scop Hadror Street 10 # 45, HodHasharon 45206 Israel 1969	Trustee	Indefinite/ November 2007 to Present	Financial Services Analyst, I.B.I. Investment House, 2012 to present. Chief Executive Officer, Cheetah Securities, 2004 to 2012.	1	None

1 The “Fund Complex” consists of the American Israeli Shared Values Capital Appreciation Fund.

The Trust’s Audit Committee consists of Richard Chase.  The Audit Committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the Audit Committee members are “ interested ” as defined in the Investment Company Act of 1940, as amended.  For the fiscal year ended November 30, 2011, the Audit Committee met two times.

As of the date of this Statement of Additional Information the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities In the Fund	Aggregate Dollar Range of Securities In Trust
Jamia C. Jasper	$1,000,000 - $1,500,000	$1,000,000 - $1,500,000
Richard Chase	$0	$0
Michael G. Landsman	$0	$0
Adi Scop	$0	$0

The following table describes the compensation to be paid to the Trustees for the Trust’s fiscal period ending November 30, 2011.

Name	Aggregate Compensation from the Fund	Total Compensation from Trust[2]
Jamia C. Jasper	$0	$0
Richard Chase	$5,000	$5,000
Michael G. Landsman	$5,000	$5,000
Adi Scop	$ 11,374	$ 11,374

1 Each Trustee, except Ms. Jasper, receives $1,250.00 per quarterly meeting attended.   Adi Scop, as an Interested Trustee, receives an additional 5% of revenues.

2The Trust is comprised of the American Israeli Shared Values Capital Appreciation Fund.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISTRIBUTION PLAN

The Fund has adopteda plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund. Under the terms of the Plan, the amount payable annually by the Fundis 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment Advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that the Plan will significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.  The Plan was first activated by the Board of Trustees effective March 31, 2012.  Prior to that date, the Plan was approved, but not active.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of December 31, 2011 the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address*

Percentage of Ownership

Type of Ownership

AmerIsrael Capital Management**

12.69%

Direct

Jamia C. Jasper

16.23%

Beneficial

Edward J. Silverstein**

27.47%

Beneficial

Charles Schwab & Co. Inc.

14.86%

Beneficial

*The address for each of the Control Persons is c/o AmerIsrael Capital Management, P.O. Box 153, New York, NY

**Jamia C. Jasper may be deemed to beneficially own the shares of the Fund owned by AmerIsrael and Mr. Silverstein.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Based on ownership of 56.39%of the Fund's shares, AmerIsrael Capital Management, LLC may be deemed to control the Fund.

Management Ownership

As of December 31, 2011 all officers and trustees as a group beneficially owned 56.39%of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Board of Trustees selected AmerIsrael Capital Management, LLC as the investment adviser to the Fund.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.75% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2011, the Adviser received $39,873 in advisory fees. The Adviser has agreed to contractually agree to waive management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses (exclusive of any taxes, interest, brokerage commissions, 12b-1 fees, expenses incurred in connection with any merger or reorganization, underlying fund fees and expenses, or extraordinary expenses such as litigation) at 1.23% of its average daily net assets for the period March 31, 2012 to April 1, 2013.

Any waiver or reimbursement by us is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.

For the fiscal year ended November 30, 2010, the Adviser received $19,615 in advisory fees. For the fiscal year ended November 30, 2009, the Adviser received $8,715 in advisory fees.

The Agreement was renewed for one year on August 14, 2011 will continue on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Ms. Jamia C. Jasper is the portfolio manager responsible for the day-to-day management of the Fund.  As of November 30, 2011, Ms. Jasper was responsible for the management of the following other types of accounts in addition to the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as either of the Fund, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Ms. Jasper’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

While the Fund pays the Adviser a fee based on assets under management, Ms. Jasper's compensation from the Adviser is not fixed. Because Ms. Jasper owns the Adviser, her compensation is based upon the Adviser's profitability. Ms. Jasper participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund. There are no bonuses, options, deferred compensation or retirement plans associated with her services to the Fund.

The following table shows the dollar range of equity securities beneficially in the Fund owned by Ms. Jasper as of November 30, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in the American Israeli Shared Values Capital Appreciation Fund
Jamia C. Jasper	$1,000,000 - $1,500,000

Custodian

The Huntington National Bank, 41 South High Street, Columbus, OH  43215, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Accounting and Transfer Agent Services

Mutual Shareholder Services, LLC(“MSS”), provides the Fund with transfer agent and  accounting services.  MSS is located at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services, administrative services, and compliance services.  For the accounting services, the Fund pays MSS an annual fee based on the Fund's assets.  For assets under $25,000,000 the annual fee is approximately $21,000.  For the shareholder services the Fund pays MSS a minimum monthly charge of $775 plus an annual charge of $11.50 per account. The Fund also pays MSS $100 per state fee for registering the Fund's shares with the states' securities commissions.  For each of the fiscal years ended November 30, 2009, 2010 and 2011, MSS received $12,000 for fund accounting and transfer agency services.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd. (“the independent Auditors”), 800 Westpoint Parkway, Suite 1100 Westlake, OH 44145-1524 has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending November 30, 2012.  The Independent Auditor performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Fund's Anti-Money Laundering Compliance Officer is Jamia C. Jasper.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined  (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable. The following table indicates the broker commissions paid over the last three fiscal years:

Fiscal Year Ended November 30	Brokerage Commissions Paid
2009	$250.87
2010	$489.23
2011	$1,178.86

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis (with no lag time) to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.   The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.   The Auditors and Legal Counsel receive portfolio holdings information in connection with their review of Forms N-CSR and N-Q.  The Fund discloses portfolio holdings to their proxy voting services (if applicable), printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent, the Custodian the Auditors and Legal Counsel are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  To address conflicts of interest between shareholders on the one hand and those of service providers on the other, any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to : (i) protect the confidentiality of the Fund’s portfolio holdings, (ii) provide sufficient protection against personal trading based on the information, and (iii) address conflicts of interest between shareholders on the one hand and those of service providers on the other.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time ) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Lacking a last sale price or Official Closing Price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The Fund intends to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a “regulated investment company” under Sub-Chapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes.  The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.   Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay “qualifying dividends.”  Investors in the Fund may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Tax Distribution: The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Procedures

The Adviser provides a voice on behalf of shareholders of the Fund. The Adviser views the proxy voting process as an integral part of the relationship with the Fund. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees. The Fund's proxy voting policies are summarized below.

Policies of the Adviser

It is the Adviser's policy to vote all proxies received by the Fund within a reasonable amount of time of receipt. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser will pay particular attention to three primary areas: (1) Accountability - Suitable procedures implemented to ensure that management of a company is accountable to its board of directors and its board accountable to shareholders; (2) Alignment of Management and Shareholder Interests - the management and board of directors share goals and mutualinterest in the benefit of the company's shareholders; and, (3) Transparency -timely disclosure of important information of a company's financial performance and operations allows easy evaluation by investors.

Conflicts Of Interest

The Adviser's duty is to vote in the best interests of the Fund's shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Fund, the Adviser will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-866-745-5955 or by accessing the SEC's website at www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-866-745-5955 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and the independent registered public accounting firm’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended November 30, 2011. The Trust will provide the Annual Report without charge at written or telephone request.

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Copy of Registrant's Declaration of Trust was filed with Registrant's initial Registration Statement on September 14, 2007 and is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's By-Laws were filed with Registrant's initial Registration Statement on September 14, 2007 and are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.   Management Agreement between AmerIsrael Capital Management, LLC and the Trust was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement between Huntington National Bank and the Trust was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(h) Other Material Contracts.

(1) Transfer Agent Agreement (h.1). Transfer Agent Agreement between Mutual Shareholder Services and the Trust was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(2) Accounting Services Agreement (h.2). Accounting Services Agreement between Mutual Shareholder Services and the Trust was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(i) Legal Opinion. Legal Opinion of Thompson Hine LLP was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(1)  Consent of Thompson Hine LLP is filed herewith.

(j) Other Opinions. Consent of Auditors is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  - Subscription Agreement between the Trust and the Initial Investor was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(m) Rule 12b-1 Plan.   American Israeli Shared Values Trust Plan of Distribution Pursuant to Rule 12b-1 was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics.

(i)

The Code of Ethics for the American Israeli Shared Values Trust was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(ii)

The Code of Ethics for AmerIsrael Capital Management, LLC was filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and is hereby incorporated by reference.

(q) Powers of Attorney. Powers of Attorney of the Trust, and a certificate with respect thereto, and the Trustees and officers of the Trust were filed with Registrant's first Pre-Effective Amendment on December 7, 2007 and the Registrant's first Post-Effective Amendment on March 31, 2009 are hereby incorporated by reference.

Item 29. Control Persons., Jamia C. Jasper,controlling member of the Registrant's adviser, owns directly or indirectly 56.39% of the Fund’s shares. As such, the Registrant and its Adviser may be under common control.

Item30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of the Investment Adviser.

AmerIsrael Capital Management, LLC, P.O. Box 153, New York, New York 10028 is a  registered investment adviser.  Additional information about the Adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the Adviser’s Form ADV, file number 801-68479.  Neither the Adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter. None.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 4000, Broadview Heights, Ohio  44147, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Huntington National Bank, 41 South High Street, Columbus, Ohio  43215

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of March, 2012.

American Israeli Shared Values Trust

By:  _/s/ _ Jamia C. Jasper ____

Jamia C. Jasper, Trustee

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature

Title

Date

/S/ Jamia C. Jasper

President, Treasurer & Trustee

March 30, 2012

Jamia C. Jasper

(Principal Executive and Principal

Financial Officer)

Trustee

March 30, 2012

Richard Chase*

Trustee

March 30, 2012

Michael G. Landsman*

Trustee

March 30, 2012

Adi Scop*

*

/S/Donald S. Mendelsohn

Donald S. Mendelsohn

Attorney-in-Fact

March 30, 2012

Page b.

Index

1.

Consent of Thompson Hine LLP

EX-99.28.i.1

2.

Consent of Cohen Fund Audit Services

EX.99.28.j